Exhibit 4.10.7

EXECUTION COPY

SEVENTH SUPPLEMENTAL INDENTURE

SEVENTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of April 17, 2019 (the “Effective Date”), among ALBERTSONS COMPANIES, INC., a Delaware corporation (the “Company”), NEW ALBERTSONS L.P., a Delaware limited partnership (“NALP”), SAFEWAY INC., a Delaware corporation (“Safeway”) and ALBERTSON’S LLC, a Delaware limited liability company (“Albertsons”, together with the Company, Safeway and NALP, collectively, the “Lead Issuers"), the Existing Additional Issuers and Existing Subsidiary Guarantors that are signatories hereto under the heading Existing Additional Issuers and Existing Subsidiary Guarantors (each, an “Existing Subsidiary Note Party,” and collectively, the “Existing Subsidiary Note Parties”), the New Additional Issuer and New Subsidiary Guarantor signatory hereto under the heading New Additional Issuer and New Subsidiary Guarantor (the “New Subsidiary Note Party”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, together with its successors and assigns in such capacity, the “Trustee”).
W I T N E S S E T H :
WHEREAS the Lead Issuers and the Existing Subsidiary Note Parties have executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as August 9, 2016, providing for the issuance of the Lead Issuers’ 5.750% Senior Notes due 2025 (the “Securities”), initially in the aggregate principal amount of $1,250,000,000; and
WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture;
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:
1.    Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and hereby and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
2.    Subsidiary Guarantee.
(a) Each Existing Subsidiary Note Party, as a Subsidiary Guarantor, hereby confirms, jointly and severally, that its Guarantee shall apply to the Lead Issuers’ Obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and will continue to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.
(b) The New Subsidiary Note Party, as a Subsidiary Guarantor, hereby agrees, jointly and severally with all existing Guarantors, to unconditionally guarantee the Lead Issuers’ Obligations under the Securities on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.
3.    Agreement to Assume Issuer Obligations.
(a)     The New Subsidiary Note Party, as an Additional Issuer, hereby agrees, to unconditionally assume, jointly and severally with the Lead Issuers, the Obligations under the Securities and the Indenture as an Issuer (as defined in the Indenture) under the Indenture.
(b)    Each Lead Issuer, joint and severally, confirms that nothing in this Supplemental Indenture relieves any Lead Issuer of its Obligations under the Securities and the Indenture.
4.    Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.
5.    Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.    Trustee Makes No Representation. The Trustee makes no representation as to the recitals or the validity or sufficiency of this Supplemental Indenture.
7.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
8.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
Lead Issuers
ALBERTSONS COMPANIES, INC.
By: /s/ Robert B. Dimond
Name:     Robert B. Dimond

Title:	Executive Vice President & Chief Financial Officer

ALBERTSON’S LLC

By:	/s/ Robert B. Dimond Name: Robert B. Dimond

Title:	Executive Vice President & Chief Financial Officer
NEW ALBERTSONS L.P.
By: /s/ Robert B. Dimond

Name:	Robert B. Dimond

Title:	Executive Vice President & Chief Financial Officer
SAFEWAY INC.
By: /s/ Robert Gordon
Name:     Robert Gordon

Title:	Executive Vice President, General Counsel & Secretary

[Seventh Supplemental Indenture (2025 Notes)]

Existing Additional Issuers and Existing Subsidiary Guarantors

UNITED SUPERMARKETS, L.L.C.

By:    /s/ Bradley R. Beckstrom
    Name:    Bradley R. Beckstrom
    Title:    Group Vice President, Real Estate &
        Business Law & Assistant Secretary

SPIRIT ACQUISITION HOLDINGS LLC
By:    /s/ Bradley R. Beckstrom
Name:    Bradley R. Beckstrom
Title:    Group Vice President, Real Estate &
    Business Law & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

ABS FINANCE CO., INC.
ACME MARKETS, INC.
AMERICAN DRUG STORES LLC
AMERICAN PARTNERS, L.P.
AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC
AMERICAN STORES COMPANY, LLC
APLC PROCUREMENT, INC.
ASC MEDIA SERVICES, INC.
ASP REALTY, LLC
CLIFFORD W. PERHAM, INC.
JETCO PROPERTIES, INC.
JEWEL COMPANIES, INC.
JEWEL FOOD STORES, INC.
LUCKY STORES LLC
OAKBROOK BEVERAGE CENTERS, INC.
SHAW’S REALTY CO.
SHAW’S SUPERMARKETS, INC.
SSM HOLDINGS COMPANY
STAR MARKETS COMPANY, INC.
STAR MARKETS HOLDINGS, INC.
WILDCAT MARKETS OPCO LLC
NAI SATURN EASTERN LLC
COLLINGTON SERVICES LLC
GIANT OF SALISBURY, INC.
ALBERTSONS COMPANIES SPECIALTY CARE, LLC
MEDCART SPECIALTY CARE, LLC

By:    /s/ Gary Morton
Name:     Gary Morton

Title:	Vice President, Treasurer &
Assistant Secretary

SHAW’S REALTY TRUST
By:    /s/ Gary Morton
Name:    Gary Morton

Title:	Trustee

[Seventh Supplemental Indenture (2025 Notes)]

FRESH HOLDINGS LLC
AMERICAN FOOD AND DRUG LLC
EXTREME LLC
NEWCO INVESTMENTS, LLC
NHI INVESTMENT PARTNERS, LP
AMERICAN STORES PROPERTIES LLC
JEWEL OSCO SOUTHWEST LLC
SUNRICH MERCANTILE LLC
ABS REAL ESTATE HOLDINGS LLC
ABS REAL ESTATE INVESTOR HOLDINGS
LLC
ABS REAL ESTATE OWNER HOLDINGS LLC
ABS MEZZANINE I LLC
ABS TX INVESTOR GP LLC
ABS FLA INVESTOR LLC
ABS TX INVESTOR LP
ABS SW INVESTOR LLC
ABS RM INVESTOR LLC
ABS DFW INVESTOR LLC
ASP SW INVESTOR LLC
ABS TX LEASE INVESTOR GP LLC
ABS FLA LEASE INVESTOR LLC
ABS TX LEASE INVESTOR LP
ABS SW LEASE INVESTOR LLC
ABS RM LEASE INVESTOR LLC
ASP SW LEASE INVESTOR LLC
AFDI NOCAL LEASE INVESTOR LLC
ABS NOCAL LEASE INVESTOR LLC
ASR TX INVESTOR GP LLC
ASR TX INVESTOR LP
ABS REALTY INVESTOR LLC
ASR LEASE INVESTOR LLC

By:    /s/ Bradley R. Beckstrom
Name:    Bradley R. Beckstrom

Title:	Group Vice President, Real Estate & Business Law, & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

GOOD SPIRITS LLC

By:    /s/ Bradley R. Beckstrom
    Name:    Bradley R. Beckstrom
Title:    Group Vice President, Real Estate Business Law & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

ABS REALTY LEASE INVESTOR LLC
ABS MEZZANINE II LLC
ABS TX OWNER GP LLC
ABS FLA OWNER LLC
ABS TX OWNER LP
ABS TX LEASE OWNER GP LLC
ABS TX LEASE OWNER LP
ABS SW OWNER LLC
ABS SW LEASE OWNER LLC
LUCKY (DEL) LEASE OWNER LLC
SHORTCO OWNER LLC
ABS NOCAL LEASE OWNER LLC
LSP LEASE LLC
ABS RM OWNER LLC
ABS RM LEASE OWNER LLC
ABS DFW OWNER LLC
ASP SW OWNER LLC
ASP SW LEASE OWNER LLC
NHI TX OWNER GP LLC
EXT OWNER LLC
NHI TX OWNER LP
SUNRICH OWNER LLC
NHI TX LEASE OWNER GP LLC
ASR OWNER LLC
EXT LEASE OWNER LLC
NHI TX LEASE OWNER LP
ASR TX LEASE OWNER GP LLC
ASR TX LEASE OWNER LP
ABS MEZZANINE III LLC
ABS CA-O LLC
ABS CA-GL LLC
ABS ID-O LLC
ABS ID-GL LLC
ABS MT-O LLC
ABS MT-GL LLC
ABS NV-O LLC
ABS NV-GL LLC

By:    /s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom

Title:	Group Vice President, Real Estate & Business Law, & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

ABS OR-O LLC
ABS OR-GL LLC
ABS UT-O LLC
ABS UT-GL LLC
ABS WA-O LLC
ABS WA-GL LLC
ABS WY-O LLC
ABS WY-GL LLC
ABS CA-O DC1 LLC
ABS CA-O DC2 LLC
ABS ID-O DC LLC
ABS OR-O DC LLC
ABS UT-O DC LLC
ABS DFW LEASE OWNER LLC

By:    /s/ Bradley R. Beckstrom
Name:    Bradley R. Beckstrom

Title:	Group Vice President, Real Estate & Business Law, & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

USM MANUFACTURING L.L.C.
LLANO LOGISTICS, INC.

By:    /s/ Bradley R., Beckstrom
    Name:    Bradley R. Beckstrom
    Title:    Group Vice President, Real Estate &
        Business Law & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

SAFEWAY NEW CANADA, INC.
SAFEWAY CORPORATE, INC.
SAFEWAY STORES 67, INC.
SAFEWAY DALLAS, INC.
SAFEWAY STORES 78, INC.
SAFEWAY STORES 79, INC.
SAFEWAY STORES 80, INC.
SAFEWAY STORES 85, INC.
SAFEWAY STORES 86, INC.
SAFEWAY STORES 87, INC.
SAFEWAY STORES 88, INC.
SAFEWAY STORES 89, INC.
SAFEWAY STORES 90, INC.
SAFEWAY STORES 91, INC.
SAFEWAY STORES 92, INC.
SAFEWAY STORES 96, INC.
SAFEWAY STORES 97, INC.
SAFEWAY STORES 98, INC.
SAFEWAY DENVER, INC.
SAFEWAY STORES 44, INC.
SAFEWAY STORES 45, INC.
SAFEWAY STORES 46, INC.
SAFEWAY STORES 47, INC.
SAFEWAY STORES 48, INC.
SAFEWAY STORES 49, INC.
SAFEWAY STORES 58, INC.
SAFEWAY SOUTHERN CALIFORNIA, INC.
SAFEWAY STORES 28, INC.
SAFEWAY STORES 42, INC.
SAFEWAY STORES 71, INC.
SAFEWAY STORES 72, INC.
SSI – AK HOLDINGS, INC.
DOMINICK’S SUPERMARKETS, LLC
DOMINICK’S FINER FOODS, LLC
RANDALL’S FOOD MARKETS, INC.
SAFEWAY GIFT CARDS, LLC
SAFEWAY HOLDINGS I, LLC
GROCERYWORKS.COM, LLC

By:    /s/ Laura A. Donald
                            Name:    Laura A. Donald
Title:    Vice President & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

GROCERYWORKS.COM OPERATING COMPANY, LLC
THE VONS COMPANIES, INC.
STRATEGIC GLOBAL SOURCING, LLC
GFM HOLDINGS LLC
RANDALL’S HOLDINGS, INC.
SAFEWAY AUSTRALIA HOLDINGS, INC.
SAFEWAY CANADA HOLDINGS, INC.
AVIA PARTNERS, INC.
SAFEWAY PHILTECH HOLDINGS, INC.
CONSOLIDATED PROCUREMENT SERVICES, INC.
CARR-GOTTSTEIN FOODS CO.
SAFEWAY HEALTH INC.
LUCERNE FOODS, INC.
EATING RIGHT LLC
LUCERNE DAIRY PRODUCTS LLC
LUCERNE NORTH AMERICA LLC
O ORGANICS LLC
DIVARIO VENTURES LLC
CAYAM ENERGY, LLC
GFM HOLDINGS I, INC.

By:    /s/ Laura A. Donald
                            Name:    Laura A. Donald
Title:    Vice President & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

GENUARDI’S FAMILY MARKETS LP

By: GFM HOLDINGS LLC, its general partner

By:    /s/ Laura A. Donald
Name:    Laura A. Donald

Title:	Vice President & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

RANDALL’S FOOD & DRUGS LP

By: RANDALL’S FOOD MARKETS, INC., its general partner

By:    /s/ Laura A. Donald
Name:    Laura A. Donald
Title:    Vice President & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

RANDALL’S MANAGEMENT COMPANY, INC.
RANDALL’S BEVERAGE COMPANY, INC.

By:    Gary Owen
Name:    Gary Owen

Title:	Vice President

[Seventh Supplemental Indenture (2025 Notes)]

RANDALL’S INVESTMENTS, INC.

By:    /s/ Elizabeth A. Harris
    Name:     Elizabeth A. Harris
     Title:    Vice President & Secretary

[Seventh Supplemental Indenture (2025 Notes)]

ALBERTSON’S STORES SUB LLC

By:    /s/ Bradley Beckstrom
    Name:    Bradley Beckstrom
    Title:    Group Vice President, Real Estate &         Business Law & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

AB MANAGEMENT SERVICES CORP.

By:    /s/ Robert Dimond
    Name:    Robert Dimond
    Title:    Executive Vice President & Chief
        Financial Officer

[Seventh Supplemental Indenture (2025 Notes)]

ABS REAL ESTATE COMPANY LLC
By:    /s/ Robert A. Gordon
    Name:    Robert A. Gordon
    Title:    Executive Vice President, General
        Counsel & Secretary

[Seventh Supplemental Indenture (2025 Notes)]

ALBERTSON’S STORES SUB HOLDINGS LLC

By:    /s/ Bradley Beckstrom
    Name:    Bradley Beckstrom
    Title:    Group Vice President, Real Estate &             Business Law & Assistant Secretary

AB ACQUISITION LLC

By:    /s/ Bradley Beckstrom
        Name:    Bradley Beckstrom
        Title:    Group Vice President, Real Estate &             Business Law & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

NAI HOLDINGS GP LLC

By:	/s/ Robert Dimond Name: Robert Dimond Title: Executive Vice President &
Chief Financial Officer

[Seventh Supplemental Indenture (2025 Notes)]

DINEINFRESH, INC.

By:    /s/ Laura A. Donald
Name:    Laura A. Donald
        Title:    Vice President, Corporate Law &             Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

INFINITE AISLE LLC

By:    /s/ Laura A. Donald
Name:    Laura A. Donald
                        Title:    Vice President & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

New Additional Issuer and New Subsidiary Guarantor

JA PROCUREMENT LLC

By:    /s/ Laura A. Donald
Name:    Laura A. Donald
Title:    Group Vice President, Corporate
Law & Assistant Secretary

[Seventh Supplemental Indenture (2025 Notes)]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee
By:    /s/ Hallie E. Field_____________________
    Name:    Hallie E. Field
    Title: Assistant Vice President

[Seventh Supplemental Indenture (2025 Notes)]